SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: February 24, 2000
(Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                            333-72493                    75-2006294
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(State or Other Juris-             (Commission                (I.R.S. Employer
diction of Incorporation)          File Number)              Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota    55437
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               (Address of Principal Executive Office)                (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000
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Item 5.  Other Events.
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                  On February 28, 2000, the Registrant will cause the issuance of approximately $420,915,989 initial principal amount of Mortgage Pass-Through Certificates, Series 2000- S2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-P, Class IO-A, Class IO-B (together with the Class IO-A Certificates, the "Class IO Certificates"), Class R-I, Class R-II, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2000, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.

                  In connection with the sale of the Series 2000-S2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class R-I and Class R-II Certificates, other than a de minimis portion of each of the Class R-I and Class R-II Certificates (the "Merrill Underwritten Certificates") to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill"), and the sale of Series 2000-S2, Class M-1, Class M-2 and Class M-3 Certificates (the "Banc of America Underwritten Certificates"; and together with the Merrill Underwritten Certificates, the "Underwritten Certificates") to Banc of America Securities LLC ("Banc of America"; and together with Merrill, the "Underwriters") the Registrant has been advised by the Underwriters that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333- 72493, which Computational Materials are being filed manually as exhibits to this report.

                  The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the first 99 pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                  The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the

         Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
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         (a)      Financial Statements.
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                  Not applicable.

         (b)      PRO FORMA Financial Information.
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                  Not applicable.

         (c)      Exhibits
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                                 ITEM 601(A) OF
                                 REGULATION S-K
EXHIBIT NO.                      EXHIBIT NO.            DESCRIPTION
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     1                               99                 Computational Materials

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RESIDENTIAL FUNDING MORTGAGE
                                                SECURITIES I, INC.

                                                By: /s/ Randy Van Zee
                                                    ----------------------------
                                                Name:   Randy Van Zee
                                                Title:  Vice President




Dated: February 23, 2000

                                  EXHIBIT INDEX


                Item 601 (a) of        Sequentially
Exhibit         Regulation S-K         Numbered
Number          Exhibit No.            Description               Page
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1                    99                Computational Materials   Filed Manually